Exhibit 10.3
AMENDMENT TO EMPLOYMENT AGREEMENT
This Amendment (the “Amendment”) to the Employment Agreement (the “Agreement”), dated February 9, 2016 between XPO Logistics, Inc. (the “Company”) and Bradley S. Jacobs (the “Executive”), is made and entered into as of June 5, 2019, by and between the Company and the Executive.

1.Exhibit A. Exhibit A to the Employment Agreement is hereby amended and restated in its entirety as set forth as Exhibit A hereto.
2.    Except as expressly amended by this Amendment, all terms and conditions of the Agreement remain in full force and effect and are unmodified hereby.

[Signature page follows.]

IN WITNESS WHEREOF, the Executive and the Company have executed this Amendment as of the date first above written.
EXECUTIVE

/s/ Bradley S. Jacobs
Bradley S. Jacobs

XPO LOGISTICS, INC.

By: /s/ Meghan Henson
Name: Meghan Henson
Title:     Chief Human Resources Officer

EXHIBIT A

BRADLEY S. JACOBS

Start Date:	February 9, 2016
Employee:	Bradley S. Jacobs
Position:	Chief Executive Officer of the Company and Chairman and a member of the Board of Directors of the Company
Reporting Person:	Board of Directors of the Company
Base Salary:	$1,000,000 (effective commencing June 5, 2019)
2015 Bonus:	$925,000
2015 Additional Bonus:	$1,400,000
Target Bonus:	200% of Base Salary (it being understood that the Target Bonus for 2019 shall be calculated as 200% of Employee’s Base Salary at the rate in effect on December 31, 2019)
Prior Agreement:	Employment Agreement dated as of November 21, 2011 and effective as of September 2, 2011, by and between the Company and Employee
Sections of Prior Agreement that survive with respect to Equity Compensation granted under the Prior Agreement:	Section 3(c) and 3(d)